SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Joint Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

PIMCO High Income Fund
PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II
AGIC Global Equity & Convertible Income Fund
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 2010

C/O ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”), PIMCO Income Strategy Fund II (“PFN”), and AGIC Global Equity & Convertible Income Fund (“NGZ”) (each a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, December 14, 2010 at 10:30 A.M., Eastern Time, for PHK, PFL and PFN and at 11:30 A.M., Eastern Time, for NGZ, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on October 21, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Thomas J. Fuccillo
Secretary

New York, New York
November 12, 2010

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT
INTRODUCTION
Summary
PROPOSAL: ELECTION OF TRUSTEES
Compensation Table
ADDITIONAL INFORMATION
Report of Audit Oversight Committee
Report of Audit Oversight Committees
Report of Audit Oversight Committee

PIMCO HIGH INCOME FUND (“PHK”)
PIMCO INCOME STRATEGY FUND (“PFL”)
PIMCO INCOME STRATEGY FUND II (“PFN”)
AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)

C/O ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

1345 Avenue of the Americas
New York, New York 10105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010

The 2010 Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended March 31, 2010 for PHK, July 31, 2010 for PFL and PFN, and August 31, 2010 for NGZ are also available at www.allianzinvestors.com/closedendfunds.

PROXY STATEMENT

NOVEMBER 12, 2010

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the shareholders of PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”), PIMCO Income Strategy Fund II (“PFN”), and AGIC Global Equity & Convertible Income Fund (“NGZ”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, December 14, 2010 at 10:30 A.M., Eastern Time, for PHK, PFL and PFN and at 11:30 A.M. Eastern Time, for NGZ.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about November 12, 2010.

The Meeting is scheduled as a joint meeting of the holders of common shares of each Fund (the “Common Shareholders”) and preferred shares of PHK, PFL and PFN (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may arise for that Fund. An unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of such other Fund.

The Board of each Fund has fixed the close of business on October 21, 2010 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any adjournment(s) or postponement(s) thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding	Outstanding
	Common Shares	Preferred Shares

PHK	120,393,559	11,680
PFL	24,711,293	3,159
PFN	57,894,699	6,440
NGZ	7,004,189	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, for those Funds having Preferred Shares outstanding (PHK, PFL and PFN), the election of certain Trustees (the “Preferred Shares Trustees”) will be voted on exclusively by the Preferred Shareholders of such Funds. On each other proposal to be brought before the meeting (including the election of the other nominees), such Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with such Fund’s Common Shareholders and, will vote together with Common Shareholders as a single class. As summarized in the table below:

PHK:
The Common and Preferred Shareholders of PHK, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and William B. Ogden, IV as Trustees of PHK; the Preferred Shareholders of PHK, voting as a separate class, have the right to vote on the election of James A. Jacobson and Alan Rappaport as Preferred Shares Trustees of PHK.

PFL:
The Common and Preferred Shareholders of PFL, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and William B. Ogden, IV as Trustees of PFL; the Preferred Shareholders of PFL, voting as a separate class, have the right to vote on the election of James A. Jacobson and Alan Rappaport as Preferred Shares Trustees of PFL.

PFN:
The Common and Preferred Shareholders of PFN, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and John C. Maney as Trustees of PFN; the Preferred Shareholders of PFN, voting as a separate class, have the right to vote on the election of James A. Jacobson and Alan Rappaport as Preferred Shares Trustees of PFN.

NGZ:
The Common Shareholders of NGZ, voting as a single class, have the right to vote on the election of James A. Jacobson and Alan Rappaport as Trustees of NGZ.

Summary

	Common	Preferred
Proposal	Shareholders	Shareholders

Election of Trustees
PHK
Independent Trustees/Nominees*
Election of James A. Jacobson	N/A	✓
Re-election of Hans W. Kertess	✓	✓
Re-election of William B. Ogden, IV	✓	✓
Election of Alan Rappaport	N/A	✓
PFL
Independent Trustees/Nominees*
Election of James A. Jacobson	N/A	✓
Re-election of Hans W. Kertess	✓	✓
Re-election of William B. Ogden, IV	✓	✓
Election of Alan Rappaport	N/A	✓
PFN
Independent Trustees/Nominees*
Election of James A. Jacobson	N/A	✓
Re-election of Hans W. Kertess	✓	✓
Election of Alan Rappaport	N/A	✓
Interested Trustee†/Nominee
Re-election of John C. Maney†	✓	✓
NGZ
Independent Trustees/Nominees*
Election of James A. Jacobson	✓	N/A
Election of Alan Rappaport	✓	N/A

*	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. Mr. Maney holds the following positions with affiliated persons: Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

You may vote by mail by returning a properly executed proxy card, by Internet, by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 to obtain information on how to obtain directions to be able to attend the meeting and vote in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO”), to serve as the sub-adviser to PHK, PFL and PFN and its affiliate, Allianz Global Investors Capital LLC1 (“AGI Capital”, together with PIMCO, the “Sub-Advisers”), to serve as the sub-adviser to NGZ. Additional information regarding the Manager and the Sub-Advisers may be found under “Additional Information — Investment Manager and Sub-Advisers” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

As of the Record Date, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares2 and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of a Fund:

Beneficial Owner	Fund	Percentage of Ownership of Class

Citigroup Inc. 399 Park Avenue, New York, New York 10043	PHK	42.2% of Preferred Shares
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	PHK	13.90% of Preferred Shares

 1 Effective August 25, 2010, the portfolio management agreement relating to NGZ was novated from Nicholas-Applegate Capital Management LLC (“NACM”), NGZ’s former sub-adviser, to AGI Capital, its current sub-adviser and corporate parent of NACM, in connection with the transfer of NACM’s advisory business to AGI Capital (the “Novation”). Accordingly, NGZ’s name changed from “Nicholas-Applegate Global Equity & Convertible Income Fund” to its current name. The Novation did not result in any change in the investment objectives or strategies, portfolio management personnel or responsibilities or fees and expenses of NGZ.
 2 Except for Alan Rappaport, a Trustee of the Funds, who owns 1,500 Common Shares of PFL, none of the other Trustees or Officers of each Fund owned any of the Funds’ outstanding Shares.

Beneficial Owner	Fund	Percentage of Ownership of Class

Atherton Lane Advisers, LLC 3000 Sand Hill Road, Building 1, Suite 170, Menlo Park, CA 94025-7113	PHK	5.5% of Common Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFL	48.8% of Preferred Shares
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	PFL	10.39% of Preferred Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	PFL	10.39% of Common Shares
Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94163	PFL	5.04% of Common Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFN	29.5% of Preferred Shares
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	PFN	21.91% of Preferred Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	PFN	12.4% of Common Shares
Advisors Asset management, Inc. 18925 Base Camp Road, Monument, Colorado 80132	NGZ	10.331% of Common Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NGZ	6.2% of Common Shares

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Declaration of Trust (each a “Declaration”), the Trustees have been divided into the following three classes (each a “Class): Class I, Class II and Class III. In December 2009, Mr. Jacobson was appointed by the Boards of each Fund to serve as a Preferred Shares Trustee of PHK, PFL and PFN and a Trustee for NGZ to fill a Class II vacancy for PHK, PFL and PFN and a Class III vacancy for NGZ resulting from the resignation of Diana L. Taylor. In April 2010, the Boards of each Fund appointed Alan Rappaport to serve as a Preferred Shares Trustee of PHK, PFL and PFN and a Trustee of NGZ to fill a Class I vacancy that resulted from the death of Robert E. Connor, effective June 22, 2010. Accordingly, the Nominating Committee has recommended Messrs. Jacobson and Rappaport for election by the Preferred Shareholders of PHK, PFL and PFN, voting as a separate class, as Preferred Shares Trustees of those Funds, and has recommended Messrs. Jacobson and Rappaport for election by the Shareholders of NGZ as Trustees of that Fund. The Nominating Committee has recommended the other nominees listed herein for re-election by the Shareholders as Trustees to the Funds, as applicable.

PHK.  With respect to PHK, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2012 annual meeting of shareholders. Currently, Hans W. Kertess and William B. Ogden, IV are Class I Trustees. The Nominating Committee has recommended to the Board that Messrs. Kertess and Ogden be nominated for re-election by the Common and Preferred Shareholders, voting as a single class, as Class I Trustees at the Meeting and Messrs. Jacobson and Rappaport be nominated for election by the Preferred Shareholders voting as a separate class, as Class II and Class I Preferred Shares Trustees at the Meeting, respectively. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Ogden and Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2013 annual meeting. If elected at the Meeting, Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2011 annual meeting.

PFL.  With respect to PFL, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2012 annual meeting of shareholders. Currently, Hans W. Kertess and William B. Ogden, IV are Class I Trustees. The Nominating Committee has recommended to the Board that Messrs. Kertess and Ogden be nominated for re-election by the Common and Preferred Shareholders, voting as a single class, as Class I Trustees at the Meeting and Messrs. Jacobson and Rappaport be nominated for election by the Preferred Shareholders voting as a separate class, as Class II and Class I Preferred Shares Trustees at the Meeting, respectively. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Ogden and Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2013 annual meeting. If elected at the Meeting, Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2011 annual meeting.

PFN.  With respect to PFN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2012 annual meeting of shareholders. Currently, Hans W. Kertess and John C. Maney are the Class III Trustees on the Board. The Nominating Committee has recommended to the Board that Messrs. Kertess and Maney be nominated for re-election by Common and Preferred Shareholders, voting as a single class, as Class III Trustees at the Meeting and Messrs. Jacobson and Rappaport be nominated for election by the Preferred Shareholders voting as a separate class, as Class II and Class I Preferred Shares Trustees at the Meeting, respectively. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for a term consistent with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess and Maney will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2013 annual meeting. If elected at the Meeting, Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2012 annual meeting and if elected at the Meeting, Mr. Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2011 annual meeting.

NGZ.  With respect to NGZ, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2012 annual meeting of shareholders. Currently, James A. Jacobson is the Class III Trustee on the Board. The Nominating Committee has recommended to the Board that Messrs. Jacobson and Rappaport be nominated for election by the Shareholders, as Class III and Class I Trustees at the Meeting, respectively. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for a term consistent with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Jacobson will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2013 annual meeting. If elected at the Meeting, Mr. Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2011 annual meeting.

All members of each Board of PHK, PFL, PFN and NGZ are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declarations of those Funds, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected*

PHK
James A. Jacobson	Class II	2011 Annual Meeting
Hans W. Kertess	Class I	2013 Annual Meeting
William B. Ogden, IV	Class I	2013 Annual Meeting
Alan Rappaport	Class I	2013 Annual Meeting
PFL
James A. Jacobson	Class II	2011 Annual Meeting
Hans W. Kertess	Class I	2013 Annual Meeting
William B. Ogden, IV	Class I	2013 Annual Meeting
Alan Rappaport	Class I	2013 Annual Meeting
PFN
James A. Jacobson	Class II	2012 Annual Meeting
Hans W. Kertess	Class III	2013 Annual Meeting
John C. Maney**	Class III	2013 Annual Meeting
Alan Rappaport	Class I	2011 Annual Meeting
NGZ
James A. Jacobson	Class III	2013 Annual Meeting
Alan Rappaport	Class I	2011 Annual Meeting

*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**	Mr. Maney is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration, its By-Laws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — If the nominees are elected as proposed, the Board of Trustees of each Fund will consist of six Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman and is selected by vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund, and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, to oversee the Fund’s business affairs and administrative matters, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Trust’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

				Number of	Other
				Portfolios	Directorships
				in Fund	Held by
		Term of		Complex	Trustee
		Office and		Overseen by	Nominee
Name, Address*,	Position(s) Held	Length of	Principal Occupation(s)	Trustee	During the
Date of Birth and Class	with the Funds	Time Served	During the Past 5 Years	Nominee	Past 5 Years

Independent Trustees/Nominees
Paul Belica 09/27/1921 PHK — Class III PFL — Class II PFN — Class I NGZ — Class II	Trustee Trustee Trustee Trustee	PHK — April — June 2003; December 2003 — present PFL — Since inception (August 2003 PFN — Since inception (August 2003) NGZ — Since September 2007	Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	52	None

James A. Jacobson 02/03/1945 PHK — Class II PFL — Class II PFN — Class II NGZ — Class III	Nominee, Trustee Nominee, Trustee Nominee, Trustee Nominee, Trustee	PHK — Since December 2009 PFL — Since December 2009 PFN — Since December 2009 NGZ — Since December 2009	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	52	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

				Number of	Other
				Portfolios	Directorships
				in Fund	Held by
		Term of		Complex	Trustee
		Office and		Overseen by	Nominee
Name, Address*,	Position(s) Held	Length of	Principal Occupation(s)	Trustee	During the
Date of Birth and Class	with the Funds	Time Served	During the Past 5 Years	Nominee	Past 5 Years

Hans W. Kertess 07/12/1939 PHK — Class I PFL — Class I PFN — Class III NGZ — Class I	Chairman of the Board Nominee, Trustee Nominee, Trustee Nominee, Trustee Trustee	PHK — Since June 2003 — PFL — Since inception (August 2003) PFN — Since October 2004 NGZ — Since September 2007	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	52	None

William B. Ogden, IV 01/11/1945 PHK — Class I PFL — Class I PFN — Class I NGZ — Class I	Nominee, Trustee Nominee, Trustee Trustee Trustee	PHK — Since September 2006 PFL — Since September 2006 PFN — Since September 2006 NGZ — Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	52	None

Alan Rappaport 03/13/1953 PHK — Class I PFL — Class I PFN — Class I NGZ — Class I	Nominee, Trustee Nominee, Trustee Nominee, Trustee Nominee, Trustee	PHK — Since June 2010 PFL — Since June 2010 PFN — Since June 2010 NGZ — Since June 2010	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	52	None

Interested Trustee/Nominee
John C. Maney 08/03/1959 PHK — Class III PFL — Class III PFN — Class III NGZ — Class II	Trustee Trustee Nominee, Trustee Trustee	PHK — Since December 2006 PFL — Since December 2006 PFN — Since December 2006 NGZ — Since September 2007	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	77	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or nominee in the “family of investment companies,” including the Funds.

Aggregate Dollar Range
of Equity Securities in
All Registered
Investment Companies
Overseen by
Trustee/Nominee in
	Dollar Range of Equity	the Family of
Name of Trustee/Nominee	Securities in the Funds*	Investment Companies*

Independent Trustees/Nominees
Paul Belica	None	None
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	None	None
Alan Rappaport	$10,001 - $50,000 (PFL)	Over $100,000
Interested Trustee/Nominee
John C. Maney	None	Over $100,000

*	Securities are valued as of October 21, 2010.

To the knowledge of the Funds, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.  Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, NFJ Dividend, Interest & Premium Strategy Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund Inc.; each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”) and certain other open-end investment companies for which the Manager serves as investment manager and administrator and affiliates of the Manager serve as investment sub-advisers (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each of the Allianz Managed Funds are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO, AGI Capital, or any entity controlling, controlled by or under common control with the Manager, PIMCO or AGI Capital receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Managed Funds for which such Trustee serves as Trustee based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and nominees for the fiscal years ended March 31, 2010 for PHK; July 31, 2010 for PFL and PFN; and August 31, 2010 for NGZ. For the calendar year ended December 31, 2009, the Trustees received the compensation set forth in the table below for serving as trustees of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager or the Sub-Advisers, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

					Total
					Compensation
					from the
	Aggregate	Aggregate	Aggregate	Aggregate	Funds and
	Compensation	Compensation	Compensation	Compensation	Fund Complex
	from PHK	from PFL	from PFN	from NGZ	Paid to
	for the	for the	for the	for the	Trustees /Nominees
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	for the Calendar
	Ended	Ended	Ended	Ended	Year Ended
Name of Trustee/Nominees	March 31, 2010	July 31, 2010	July 31, 2010	August 31, 2010	December 31, 2009*

Independent Trustees/Nominees
Paul Belica	$20,979	$5,087	$10,459	$1,810	$300,000
Robert E. Connor(1)	$17,480	$3,101	$6,387	$1,155	$250,000
James A. Jacobson(2)	$5,655	$2,247	$4,613	$794	$11,005
Hans W. Kertess	$22,745	$5,513	$11,336	$1,962	$325,000
William B. Ogden, IV	$17,480	$4,238	$8,714	$1,508	$250,000
Alan Rappaport(2)	$0	$112	$230	$35	$0
R. Peter Sullivan III(3)	$17,480	$4,238	$8,714	$1,508	$250,000
Diana L. Taylor(3)	$8,256	$1,037	$2,159	$360	$168,750
Interested Trustee/Nominee
John C. Maney	$0	$0	$0	$0	$0

*	In addition to the AGIFM Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees served as Trustees of two open-end investment companies (each consisting of separate investment portfolios) advised by the Manager except for Diana L. Taylor, James A. Jacobson and Alan Rappaport who served as a Trustee to one such open-end company. These investment companies are considered to be in the same “Fund Complex” as the Funds.

(1)	Robert E. Connor served as a Trustee of the Funds until his death on April 8, 2010.

(2)	James A. Jacobson and Alan Rappaport were appointed as Trustees to each Fund effective December 14, 2009 and June 22, 2010, respectively.

(3)	Diana L. Taylor and R. Peter Sullivan III retired as Trustees of each Fund effective September 10, 2009 and July 31, 2010, respectively.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Advisers or one of their affiliates.

Trustee Qualifications — The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Messrs. Jacobson and Rappaport, who became Board members in December 2009 and June 2010, respectively, each Trustee has served in such role for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Paul Belica — Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He formerly served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Funds with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having formerly served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the banking industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.

Board Committees and Meetings.

Audit Oversight Committee.  The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Jacobson, Kertess, Ogden and Rappaport, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Advisers and entities in a control relationship with the Manager or the Sub-Advisers that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through April 6, 2010 is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of PHK, dated May 24, 2010, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of PFL and PFN, dated September 21, 2010, is attached to this Proxy Statement as Exhibit B-2. A report of the Audit Oversight Committee of NGZ, dated October 19, 2010, is attached to this Proxy Statement as Exhibit B-3.

Nominating Committee.  The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Belica, Jacobson, Kertess, Ogden, and Rappaport. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Nominees.  The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers,

(iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders.  The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity.  The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Committee.  The Board of each Fund has a Valuation Committee currently consisting of Messrs. Belica, Jacobson, Kertess, Ogden and Rappaport. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of each Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.  The Board of each Fund has a Compensation Committee currently consisting of Messrs. Belica, Jacobson, Kertess, Ogden and Rappaport. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers.

Meetings.  With respect to PHK, during the fiscal year ended March 31, 2010, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session twice, the Nominating Committee met in separate session twice, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PHK that were held during the fiscal year ended March 31, 2010, except Messrs. Jacobson and Rappaport who were not appointed to the Board until December 14, 2009 and June 22, 2010, respectively.

With respect to PFL, during the fiscal year ended July 31, 2010, the Board of Trustees held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session twice, the Nominating Committee met in separate session three times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFL that were held during the fiscal year ended July 31, 2010, except Messrs. Jacobson and Rappaport who were not appointed to the Board until December 14, 2009 and June 22, 2010.

With respect to PFN, during the fiscal year ended July 31, 2001, the Board of Trustees held four regular meetings and five special meetings. The Audit Oversight Committee met in separate session twice, the Nominating Committee met in separate session three times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFN that were held during the fiscal year ended July 31, 2010, except Messrs. Jacobson and Rappaport who were not appointed to the Board until December 14, 2009 and June 22, 2010, respectively.

With respect to NGZ, during the fiscal year ended August 31, 2010, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee and the Nominating Committee met in separate session three times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NGZ that were held during the fiscal year ended August 31, 2010, except Messrs. Jacobson and Rappaport who were not appointed to the Board until December 14, 2009 and June 22, 2010, respectively.

The Trustees do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees.  The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.  Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during each Fund’s respective fiscal years except, due to administrative oversight, a late Form 4 covering one transaction was filed in September 2010 for Alan Rappaport, an affiliated person of PFL, and a late Form 3/A was filed in February 2010 for Allianz Global Investors of America, L.P. (“AGI”), an affiliated entity of NGZ, to report shares of NGZ held by AGI as of the date AGI became a reporting person.

Required Vote.  The election of Messrs. Kertess and Ogden to the Board of Trustees of PHK and PFL and the election of Messrs. Kertess and Maney to the Board of Trustees of PFN will require the affirmative vote of a plurality of the votes of the Common and Preferred Shareholders (voting as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Messrs. Jacobson and Rappaport to the Board of Trustees of PHK, PFL and PFN will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The election of Messrs. Jacobson and Rappaport to the Board of Trustees of NGZ will require the affirmative vote of plurality of the votes of the Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.  The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Advisers are not compensated by the Funds.

Term of
Office and
Name, Address*	Position(s) Held	Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served	During the Past 5 Years

Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	PHK — Since inception (April 2003) PFL — Since inception (August 2003) PFN — Since inception (October 2004) NGZ — Since inception (September 2007)	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 48 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	PHK — Since inception (April 2003) PFL — Since inception (August 2003) PFN — Since inception (October 2004) NGZ — Since inception (September 2007)	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 48 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	PHK — Since December 2004 PFL — Since December 2004 PFN — Since inception (October 2004) NGZ — Since inception (September 2007)	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 77 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	PHK — Since October 2004 PFL — Since October 2004 PFN — Since inception (October 2004) NGZ — Since inception (September 2007)	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 77 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006 NGZ — Since inception (September 2007)	Senior Paralegal, Allianz Global Investors of America, L.P.; Assistant Secretary of 77 funds in the Fund Complex.

Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006 NGZ — Since inception (September 2007)	Assistant Secretary of 77 funds in the Fund Complex and of The Korea Fund, Inc.

Term of
Office and
Name, Address*	Position(s) Held	Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served	During the Past 5 Years

Scott Whisten 03/13/1971	Assistant Treasurer	PHK — Since January 2007 PFL — Since January 2007 PFN — Since January 2007 NGZ — Since inception (September 2007)	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex.

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Advisers.  The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliates, PIMCO as Sub-Adviser to PHK, PFL and PFN and AGI Capital as Sub-Adviser to NGZ. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. AGI Capital’s principal place of business is located at 600 West Broadway, 30th Floor, San Diego, California 92101. AGI Capital also has an office at 1345 Avenue of the Americas, New York, New York 10105. The Manager and the Sub-Advisers are each majority-owned indirect subsidiaries of Allianz SE, a European insurance and financial services company.

Legal Proceedings.  In June and September 2004, the Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager, and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, PIMCO, the Sub-Adviser of PHK, PFL and PFN, is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO currently believes that the complaint is without merit and the PIMCO intends to vigorously defend against this action.

Beginning in May 2010, several closed-end funds managed by the Manager, including PHK, PFL and PFN and certain other funds sub-advised by the Sub-Advisers, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of PHK, PFL and PFN rejected the demands made in the demand letters.

The Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.  The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending March 31, 2011 for PHK, July 31, 2011 for PFL and PFN and August 31, 2011 for NGZ. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Advisers serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.  Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Advisers and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees

PHK	March 31, 2010	$85,000
	March 31, 2009	$85,000
PFL	July 31, 2010	$100,000
	July 31, 2009	$116,000
PFN	July 31, 2010	$100,000
	July 31, 2009	$116,000
NGZ	August 31, 2010	$55,000
	August 31, 2009	$55,000

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees

PHK	March 31, 2010	$16,000
	March 31, 2009	$32,000
PFL	July 31, 2010	$16,000
	July 31, 2009	$16,000
PFN	July 31, 2010	$16,000
	July 31, 2009	$16,000
NGZ	August 31, 2010	$0
	August 31, 2009	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees

PHK	March 31, 2010	$14,175
	March 31, 2009	$14,175
PFL	July 31, 2010	$14,175
	July 31, 2009	$14,175
PFN	July 31, 2010	$14,175
	July 31, 2009	$14,175
NGZ	August 31, 2010	$14,600
	August 31, 2009	$14,175

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, pursuant to the de minimis exception, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

		Aggregate Non-Audit	Non-Audit Fees for
		Fees	Accounting	Aggregate
Fund	Fiscal Year Ended	for Fund	Affiliates	Non-Audit Fees

PHK	March 31, 2010	$30,175	$4,164,453	$4,194,628
	March 31, 2009	$46,175	$5,236,644	$5,282,819
PFL	July 31, 2010	$30,175	$3,475,177	$3,505,352
	July 31, 2009	$30,175	$1,308,695	$1,338,870
PFN	July 31, 2010	$30,175	$3,475,177	$3,505,352
	July 31, 2009	$30,175	$1,308,695	$1,338,870
NGZ	August 31, 2010	$14,600	$2,387,971	$2,402,571
	August 31, 2009	$14,175	$3,447,813	$3,461,988

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business.  As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.  A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each of Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time. Any adjournments with respect to the proposal will require the affirmative vote of a plurality of the Shares of PHK, PFL, PFN and NGZ entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PHK, PFL, PFN and NGZ as tellers, (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast in favor of or in opposition to the proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the proposal for a Fund.

Reports to Shareholders.  Below are the dates on or about which the 2010 Annual Reports to Shareholders of each Fund were mailed:

Mail Date for 2010
Fund	Annual Report to Shareholders

PHK	5/26/2010
PFL	9/27/2010
PFN	9/27/2010
NGZ	10/25/2010

Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1345 Avenue of the Americas, New York, NY 10105.

Shareholder Proposals for 2011 Annual Meeting.  It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in December 2011. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than July 15, 2011 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2011 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than September 13, 2011 and no later than September 28, 2011. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 12, 2010

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
April 6, 2010)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Item 407(d)(3)(i) of Regulation S-K or otherwise required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.	Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.	To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (“ISB”) No. 1.

3.	To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.	If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.	Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.	Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.	Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.	Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.	Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.	Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.	Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.	Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.	Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.	Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.	Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of April 6, 2010)

NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
AGIC CONVERTIBLE & INCOME FUND (“NCV”)
AGIC CONVERTIBLE & INCOME FUND II (“NCZ”)
AGIC EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)
AGIC INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PCM FUND, INC. (“PCM”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO INCOME STRATEGY FUND (“PFL”)
PIMCO INCOME STRATEGY FUND II (“PFN”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
PIMCO MUNICIPAL INCOME FUND (“PMF”)
PIMCO MUNICIPAL INCOME FUND II (“PML”)
PIMCO MUNICIPAL INCOME FUND III (“PMX”)
PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC. (“RCS”)

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of
PIMCO High Income Fund (the “Fund”)
(the “Fund”)

Dated May 24, 2010

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended March 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended March 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended March 31, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the

Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committees
of the Boards of Trustees of
PIMCO Income Strategy Fund (PFL)
PIMCO Income Strategy Fund II (PFN)
(each, a “Fund”)

Dated September 21, 2010

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended July 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended July 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to each Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Boards and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2011.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
Alan Rappaport

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of
AGIC Global Equity & Convertible Income Fund
(the “Fund”)

Dated October 19, 2010

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended August 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended August 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during the last fiscal year, Allianz Global Investors Capital Management LLC (“AGIC”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or AGIC that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended August 31, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
Alan Rappaport

PROXY
AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of AGIC Global Equity & Convertible Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

AGIC GLOBAL CONVERTIBLE & INCOME FUND

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(01)	James A. Jacobson (Class III)	For	☐	Withhold	☐

(02)	Alan Rappaport (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO HIGH INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO High Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO HIGH INCOME FUND

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(01)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(02)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO HIGH INCOME FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO High Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO HIGH INCOME FUND

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(01)	James A. Jacobson (Class II)	For	☐	Withhold	☐

(02)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(03)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐

(04)	Alan Rappaport (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO INCOME STRATEGY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(03)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(04)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO INCOME STRATEGY FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(01)	James A. Jacobson (Class II)	For	☐	Withhold	☐

(02)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(03)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐

(04)	Alan Rappaport (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO INCOME STRATEGY FUND II
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND II

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(05)	Hans W. Kertess (Class III)	For	☐	Withhold	☐

(06)	John C. Maney (Class III)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO INCOME STRATEGY FUND II
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, December 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND II

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:

(01)	James A. Jacobson (Class II)	For	☐	Withhold	☐

(02)	Hans W. Kertess (Class III)	For	☐	Withhold	☐

(03)	John C. Maney (Class III)	For	☐	Withhold	☐

(04)	Alan Rappaport (Class I)	For	☐	Withhold	☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
__/__/__
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.